UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 18, 2003

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

          Maryland                          1-13648              13-257-8432
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                       P.O. Box 600, New Hampton, NY 10958 (Address of principal
               executive offices) (Zip Code)
       Registrant's telephone number, including area code: (845) 326-5600

Item 7 Financial Statements and Exhibits

(c)  Exhibits

99 Press Release of Balchem Corporation dated September 18, 2003, reporting Balchem's revised business outlook for the third quarter 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to "Item 9 Regulation FD Disclosure" and is also being furnished pursuant to "Item 12 Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On September 18, 2003, Balchem Corporation issued a press release announcing revised business outlook for the third quarter 2003. A copy of the press release is attached as Exhibit 99 to this report.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     ---------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer



Dated: September 18, 2003



EXHIBIT INDEX

Exhibit

No.  Description

99 Press Release of Balchem Corporation dated September 18, 2003, reporting Balchem's revised business outlook for the third quarter 2003.

                  BALCHEM CORPORATION REVISES BUSINESS OUTLOOK
                           FOR THE THIRD QUARTER 2003


New Hampton, NY. September 18, 2003. Balchem Corporation (AMEX:BCP) announced today that it has revised its business outlook for the third quarter of 2003. During the third quarter, the Company has realized continued softness in the Encapsulated/Nutritional Products segment of the business, particularly in the domestic food and the animal nutrition sectors, where conservative purchasing patterns and delayed new product launches by customers in the United States continue.

Commenting on the announcement, Dino A. Rossi, President and CEO, stated "Weak general economic conditions, together with protracted ordering patterns and lower customer inventory levels in the Encapsulated/Nutritional Products segment, continued beyond our earlier expectations. We have responded to these market dynamics by significantly reducing production in the quarter, to align our inventories accordingly, resulting in short-term unfavorable manufacturing costs. This action, while reducing operating income in the quarter does strengthen our balance sheet by converting inventory to cash and has positioned this segment for improved results in the fourth quarter. The Company has also realized significant increases in employee medical claims under our self-insurance program. As a result, the Company does not expect consolidated earnings for the third quarter or the full 2003 year to reach the levels for the comparable periods of 2002. On the positive side, we do expect continued strength in the ARC Specialty Products and BCP Ingredients segments as noted in the June 30, 2003 quarterly press release."

About Balchem:
Balchem Corporation consists primarily of three business segments:
Encapsulated/Nutritional Products, ARC Specialty Products, and unencapsulated feed supplements. The Encapsulated/Nutritional Products segment provides proprietary microencapsulation solutions to an expanding variety of applications. Through ARC Specialty Products, Balchem provides specialty-packaged chemicals for use in healthcare and other industries. BCP Ingredients, Inc., manufactures and supplies unencapsulated feed supplements used primarily in the poultry and swine industries.

Contact: Jackie Powell, Investor Relations Coordinator.
                  Telephone:  845-326-5635,  e-mail: bcpexec@balchem.com

This release contains forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect Balchem's expectation or belief concerning future events that involve risks and uncertainties. Balchem can give no assurance that the expectations reflected in forward-looking statements will prove correct and various factors could cause results to differ materially from Balchem's expectations, including risks and factors identified in Balchem's Annual Report on Form 10-K for the year ended December 31, 2002. Forward-looking statements are qualified in their entirety by the above cautionary statement. Balchem assumes no duty to update its outlook or other forward-looking statements as of any future date.